                                                                   EXHIBIT 10.22

   [TRANSLATION OF CONTRACT AS EXECUTED ON MAY 16, 1997, EFFECTIVE MAY 1, 1997, BY WILFREDO GONZALEZ BALBOA AND ARTHUR SMITH. NO EXHIBITS WERE INCLUDED]


CONTRACT OUTLINING OBLIGATIONS TO GIVE, TO DO AND TO NOT DO (HEREINAFTER REFERRED TO AS "THE CONTRACT") ENTERED INTO BY AMERICAN TELESOURCE INTERNATIONAL INC. (HEREINAFTER "ATSI") REPRESENTED BY ARTHUR SMITH; AND THOSE ENTITIES DESIGNATED BY ITS AUTHORIZED REPRESENTATIVES; AND BETWEEN SISTEMA DE TELEFONIA COMPUTARIZADA, S.A. DE C.V. (HEREINAFTER REFERRED TO AS "SISTECOM") LEGALLY REPRESENTED BY WILFRIDO GONZALEZ BALBOA; INGECOMP CORPORATION (HEREINAFTER REFERRED TO AS "INGECOMP") REPRESENTED BY WILFRIDO GONZALEZ BALBOA; HUMANO GRUPO INMOBILIARIO, S.A. DE C.V. (HEREINAFTER REFERRED TO AS "HGI") REPRESENTED BY WILFRIDO GONZALEZ BALBOA; AS WELL AS CECILIA MONROY DIAZ, GERARDO ARTURO MONROY DIAZ, MIGUEL MONROY DIAZ, JULIETA MONROY DIAZ AND GERARDO LUIS MONROY SOLORZANO IN THEIR INDIVIDUAL CAPACITIES (HEREINAFTER "THE SHAREHOLDERS") IN CONFORMITY WITH THE FOLLOWING DEFINITIONS, ACKNOWLEDGMENTS AND CLAUSES:


                            D E F I N I T I O N S :

 1. For purposes of THE CONTRACT and with the understanding that other terms will be defined in the rest of the content of the declarations or in the section delineating duties, the following are the principal terms:


    ATSI:               AMERICAN TELESOURCE INTERNATIONAL, INC. and its
designees
                   (A copy of the Bylaws are attached as Exhibit _____);

     ATSI
CANADA:
       ----------------------------------------------------------
      (A copy of the Bylaws are attached as Exhibit _____);Also known to the Parties as ATSI Canada

       THE
  SHAREHOLDERS:  Gerardo Luis Monroy Solorzano; Cecilia, Gerardo, Miguel and
                 Julieta, all with the last name Monroy Diaz (A copy of their identification documents is attached as Exhibit _____);

    SISTECOM:    SISTEMA DE TELEFONIA COMPUTARIZADA, S.A. DE C.V. (A copy of the charter of incorporation is attached as Exhibit _____);

    HGI: HUMANO GRUPO INMOBILIARIO, S.A. DE C.V. (A copy of the charter of incorporation is attached as Exhibit ______);


    RHA:         RECURSOS HUMANOS Y ADMINISTRATIVOS, S.A. DE C.V.

                 (A copy of the charter of incorporation is attached as Exhibit ______);

    IH: INTEGRACION HUMANA, S.C. (A copy of the charter of incorporation is attached as Exhibit ______);

    INGECOMP:    INGECOMP CORPORATION (A copy of its Bylaws is attached as
                 Exhibit ______);


    TEMPORARY    The entity described in Fifth Clause of the CONTRACT.
 ADMINISTRATIVE
 ORGANIZATION
    (BOARD)

    ATSI SHARES: 2,715,545 shares of Series "___" of the Canadian Corporation
                 ______________. (A copy of the Bylaws is attached as Exhibit
                 _____);

    EL RISCO:    Real estate located in the State of Colima (A copy of the
                 property deed is attached as Exhibit _____);

    EL ANCLA:    Real estate located in the State of Colima (A copy of the
                 property deed is attached as Exhibit _____);




                        A C K N O W L E D G M E N T S :

 I. ATSI ACKNOWLEDGES:

 a) That it is a foreign commercial corporation with the name AMERICAN TELESOURCE INTERNATIONAL, INC., legally incorporated and registered under the applicable laws of the country in which it was formed.

 b) That in conformity of __________ Clause of the Bylaws, the principal business purpose of the commercial corporation is the following:

 c) On this date it is not in a state of suspension of operations, dissolution, liquidation, bankruptcy or any other state or legal situation that would show lack of capacity of restriction in entering into this CONTRACT.
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 d) That Arthur Smith, who represents it in the execution of this CONTRACT, has the authority to represent the company and these powers have not been revoked as set forth in document ______________ dated ___________________, 19___. (Attached is a copy of said proof as Exhibit _____).

 e) That for purposes of entering into this CONTRACT, is familiar and has analyzed the complete situation of SISTECOM, RHA, HGI, IH and INGECOMP.


II. SISTECOM ACKNOWLEDGES:

 a) That it is a commercial corporation named SISTEMA DE TELEFONIA COMPUTARIZADA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, legally formed in Public Document 45,443 dated MARCH 8, 1994, as authorized by Notary Public Number 64 Sergio Lopez Rivera of Guadalajara, Jalisco, and said document which is registered in the Public Registry of Property, Commercial Section of Guadalajara, Jalisco. (A copy of said Public Document is attached as Exhibit _____).

 b) That in conformity with the Fourth Clause of its Bylaws, the principal purpose of the commercial corporation as set forth is:

    To participate directly in all types of activities, contracts and operations which directly or indirectly relate to the establishment, operation or exploitation of a marketer of telecommunications services without being characterized as a public network in conformity with legislation and regulations on the subject of telecommunications and permits from the Secretary of Communications and Transportation.

 c) That the term of life is 99 years; and that to date it is not in a state of suspension of operations, dissolution, liquidation, bankruptcy or any other legal state or situation that would render it lacking in capacity or restricted from entering into this CONTRACT.

 d) That Wilfrido Gonzalez Balboa, its representative in the execution of THE CONTRACT, has unreserved legal authority to do so. (A copy of said proof is attached as Exhibit _____).


III. HGI ACKNOWLEDGES:

 a) That it is a foreign Commercial Corporation with the name HUMANO GROUP INMOBILIARIO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, legally formed by Public Deed No. 28, 785 on June 4, 1992, finalized before Rogelio Rodrigo Orozco Perez, Notary Public No. 53 of the Federal District, which said corporation is legally incorporated and registered in the

Public Registry of Commerce in the Federal District. (A copy of the Bylaws are attached as Exhibit _____).

 b) That in conformity with the Second Article of its Bylaws, the principal business purpose of the Commercial Corporation is as follows:

    To perform all types of projects, be they public or private, related to the construction, conservation, repair or demolition of real property, planning of projects, design, exploration, locating and perforating conductors, as well as the acquisition, sale, administration, rental, promotion, project, design and subdivision of the same.

 c) The term is of 99 years and on this date it is not in state of suspension of operation, dissolution, liquidation, bankruptcy or any other state or legal situation which would indicate a lack of capacity or restriction in entering into this CONTRACT.

 d) That Wilfrido Gonzalez Balboa, who represents it in the execution of this CONTRACT, has the authority to represent the COMPANY and these representation powers have not been revoked. (Attached is a copy of said proof as Exhibit _____).



IV. INGECOMP ACKNOWLEDGES:

 a) That it is a Foreign Commercial Corporation named INGECOMP CORPORATION, legally incorporated and registered under the applicable laws of the country in which it was formed.

 b) That on this date it is not in a state of suspension of operations, dissolution, liquidation, bankruptcy or any other state or legal situation that would indicate a lack of capacity or restriction in entering into this CONTRACT.

 c) That Wilfrido Gonzalez Balboa, who represents it in the execution of this CONTRACT, has the authority to represent the COMPANY and that these representation powers have not been revoked. (Attached is a copy of said proof as Exhibit _____).


 V. THE SHAREHOLDERS ACKNOWLEDGE:

 1. That they are individuals, of legal age, not minors, and competent to enter into this CONTRACT.
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 2. That they are shareholders in the following entities, and that among all of them they own 100% of the capital stock of same. (Copies of the shareholders' meeting minutes and share certificates as proof of this, are attache as Exhibit _____):

     SISTECOM
    HGI
    RHA
    INGECOMP


VI. THE PARTIES ACKNOWLEDGE:

 a) That on February 17, 1997, ATSI and SISTECOM executed a Letter Agreement called "Memorandum of Understanding" whose validity is ratified (hereinafter referred to as "MOU," a copy of which is attached as Exhibit _____).

 b) That on April 17, 1997, ATSI and SISTECOM and Cecilia and Gerardo Monroy Diaz in their individual capacities, entered into a simple credit agreement, whose validity is ratified. (A copy of such is attached as Exhibit _____).

 c) That in accordance with Acknowledgments I through VI, it is desire to enter into this CONTRACT subject to the following:



                                C L A U S E S :

 FIRST.   OBJECTIVE.By means of this CONTRACT, THE PARTIES agree to perform all oral, legal and necessary acts as further described.

 SECOND. TERM.The term to perform the objectives of THE CONTRACT shall expire on July 31, 1997, except where otherwise indicated in this CONTRACT or as set forth in a Modification Agreement.

 THIRD.   THE SALE OF A PORTION OF SISTECOM'S SHARES AND A PORTION OF ATSI'S
SHARES.

 1. By means of this CONTRACT Cecilia and Gerardo Monroy Diaz sell in equal parts 1,868 of the shares representative of SISTECOM's Capital Stock of which each is the owner or ( the equivalent of) 55% of their shares, to ATSI or its designees, who will acquire them for the price indicated in point 2. of this Clause. At the same time, ATSI or its designees will sell to Cecilia and

Gerardo Monroy in equal parts 702,319 of the ATSI SHARES which it owns and these will be acquired at the price indicated in point 3. of this Clause. Both purchases and sale of the shares shall be governed by the terms of this CONTRACT and specifically by that which is set forth in this Clause.

 2. The consideration that ATSI or its designee will pay Cecilia and Gerardo Monroy Diaz for the acquisition of the above-referenced shares of SISTECOM is the amount of $456,556.19 U.S. Dollars (Four Hundred Fifty Six Thousand Five Hundred Fifty Six and 19/100 U.S. Dollars, legal currency of the United States of America) represented by 671,406 shares with a value of $.68 U.S. Dollars (68/100 U.S. Dollar, legal currency of the United States of America) the sum which has been paid by both parts from the moment of execution of this CONTRACT in accordance with Point 4. of this Clause.

 3. The consideration of Cecilia and Gerardo Monroy Diaz in equal parts shall pay for the acquisition of the ATSI SHARES referenced-above is the amount of $456,556.19 U.S. Dollars (Four Hundred Fifty Six Thousand Five Hundred Fifty Six and 19/100 U.S. Dollars, legal currency of the United States of America) represented by 1,868 shares with a value of $244.4091 U.S. Dollars (Two Hundred Forty-Four and 4091/10,000 U.S. Dollars, legal currency of the United States of America), a sum which shall be considered as paid between the parties upon execution of this CONTRACT and in accordance with Point 4 of this Clause.

 4. The above-referenced PARTIES in this Clause acknowledge that the sums paid for the transfer (sale) of their respective shares is equal and they agree to compensate their respective credits and will consider that payment has been satisfied. Such payment shall be based on the following calculations:

    1,868 shares of SISTECOM's capital stock (equivalent to 55% of the total) for the value of $244.4091 (Two Hundred Forty-Four and decimal four zero nine one cents U.S. currency) per share;

    671,406 ATSI SHARES at $0.68 (Sixty-Eight cents U.S. currency) per share;

    The price indicated in the preceding point is the unit value of the ATSI SHARES on the stock exchange on which it is traded on the day of the execution of the CONTRACT;

    The rate of exchange U.S. dollars to Mexican peso used in the calculations for this Clause is $7.9480 (Seven Point Nine Four Eight Zero pesos, legal currency of the Mexican United States) per U.S. dollar (legal currency of the United States of America).

 5. The agreed price of the SISTECOM shares and ATSI SHARES, and herein indicated in the present Clause is the market value and the real sales price successively, so that there is no possibility of error, unjust enrichment nor harm in the present transaction, extending mutually to THE PARTIES and providing the most broad indemnification of same.

 6. The SISTECOM shares as well as the ATSI SHARES herein referred to will be transferred to their respective transferees, free of all obligation before third parties; for which the said transferees commencing on the day of execution of the CONTRACT will be able to freely exercise their inherent rights in their capacity of shareholders according to the terms and conditions set forth in the respective laws and applicable bylaws.

 7. None of the transferring PARTIES reserve any corporate right whatsoever over the shares sold which are the subject of this Clause.

 8. In accordance with the respective laws and the applicable bylaws, a copy of the CONTRACT will be given to each of the corporations issuing shares so that they can make the necessary notations in the shareholders' registry in accordance with their respective rules.

 9. Each of the PARTIES shall pay any taxes owed as a result of this transfer of shares regulated by the present Clause, and as indicated by the applicable laws.


FOURTH. DONATION (GIFTING) AND LATER TRANSFER OF THE REST OF THE SISTECOM
SHARES.

 1. In accordance with this Clause, ATSI or its designee shall make final acquisition of the remaining 45% of the shares representative of SISTECOM's capital stock plus the shares of HGI that are not the property of SISTECOM, plus the 100% of the shares of RHA. This will take place after the transfer (sale) of 55% as per the terms of this CONTRACT and the prior Clause. The transfer of the SISTECOM shares, those of HGI and those of RHA as previously described, shall take place in accordance with the rules set forth in this Clause.

 2. Cecilia, Gerardo, Miguel and Julieta Monroy Diaz with respect to their shareholder rights in SISTECOM, HGI and RHA shall deposit the stock certificates with a Notary Public designated by them and shall donate (gift) the above-referenced shares gratuitously to Gerardo Luis Monroy Solorzano. Mr. Monroy shall transfer (alienate/sell) to ATSI or its designees, said shares. The consideration that ATSI or its designee will pay Gerardo Luis Monroy Solorzno is:

    $1,000,000.00 Dollars (One Million Dollars, legal currency of the United States of America);

    The transfer of the beneficial trust interest in the TRUST known as RISCO.

 3. The obligations described in the previous point of this Clause shall be subject to suspension consistent with performance in conformity with the specific clauses of the CONTRACT, including each and every one of the following acts:

    a. Formation of the administrative organizations (board of directors) of SISTECOM, HGI and RHA;

    b. Formation of the corporation that will administer the personnel/Human Resources function, and the transfer of the employees to said corporation;

    c. Modification of the lease agreements;

    d. Acquisition of the trust rights in the RISCO TRUST on behalf of ATSI or its designee, and the subsequent payment of the total debt that SISTECOM owes Telefonos de Mexico, S.A. de C.V.;

    e. The merger of SISTECOM and RHA; and

    f. Observance of the prohibitions in the formation of the administrative organizations of SISTECOM, HGI and RHA.

 4. The Notary Public designated shall have a sample copy of the CONTRACT and shall be obligated upon its completion as described. He will abstain from delivering the stock certificates to ATSI or its designee unless he has been informed that the obligations referred to in point 3. of this Clause have been performed. In the event of nonperformance, the shares shall be donated (gifted) gratuitously from Gerardo Luis Monroy Solorzano to Cecilio, Gerardo, Miguel and Julieta Monroy Diaz as they were before the performance of point 2. of this Clause.

FIFTH. ADMINISTRATIVE ORGANIZATION (Board of Directors).

 1. The SHAREHOLDERS of SISTECOM, RHA and HGI agree to change the composition of the Board of Directors of each of the corporations. For this purpose, the referenced Boards will be made up of four (4) Board members with the understanding that half will be designated by ATSI and the other half by Cecilia and Gerardo Monroy Diaz acting jointly.

 2. Until such time as the CONTRACT is fully performed or has been terminated, the Board of Directors of each of the corporations shall have the obligation to inform the SHAREHOLDERS no later than seven (7) calendar days upon a written request, return receipt requested, by any of them for information.

 3. If the CONTRACT is terminated or if on July 31 and the contractual obligations are not satisfied and without having to expressly acknowledge this, the Board positions of all of the designees of ATSI and the SHAREHOLDERS shall be free to be filled by whatever means is provided for by the Board of Directors of the respective corporations.

 4. On August 1, 1997, after execution of the CONTRACT, ATSI shall designate a new Board of Directors to the above-referenced corporation in this Clause.


SIXTH. PROHIBITIONS IN ADMINISTRATION.

 1. THE PARTIES of the CONTRACT and the members of the Board of Directors of SISTECOM, RHA and HGI, throughout the term of this CONTRACT, shall be prohibited from the following:

    Dividend distribution;

    Incurring debt by any means for purposes different than ordinary business operations;

    Increase in equity;

    To enter into any type of association or affiliation with third parties to the CONTRACT;

    To perform any act, directly or indirectly, that is in contravention of the CONTRACT.

  2. The only permitted exception to the above-referenced prohibitions shall be upon a unanimous resolution by the Board of Directors of the corporations in questions ratifying any of the above acts.

  3. Those who do not perform the obligations herein set forth shall be subject to the conventional penalties that are provided for in the CONTRACT.


SEVENTH. OBLIGATION OF DEBT PAYMENT.

 1. The debts that SISTECOM has with Telefonos de Mexico, S.A. de C.V. shall be paid off in accordance with that set forth in the Ninth Clause of the CONTRACT.

 2. Besides that set forth in the previous point, ATSI shall be severally liable for the payment of all of the liabilities of whatever nature of SISTECOM, HGI and RHA so long as they are listed on Exhibit _____, ______________________ April 30, 1997 and approved by ATSI. With respect to IH, it shall adhere to the terms of the Twelfth Clause of the CONTRACT.

 3. Based on that which has been agreed to in the previous points, once there has been complete performance of the CONTRACT, the SHAREHOLDERS shall be free of any further liability with the respect to their former ownership of the shares for each of the respective corporations except for any currently existing contingent liabilities of whatever nature and that were not disclosed at the time of execution of the CONTRACT in which case ATSI shall be authorized to discount the difference in an equivalent sum of ATSI SHARES but no later than 6 months from the date of performance of each and every one of the obligations set forth in the CONTRACT.

  4. On July 31, 1997, any obligation for the liabilities of the above-referenced corporations that is not expressly provided for in Exhibit _____, and that was incurred by the same before April 30, 1997, shall be discounted from the number of ATSI SHARES using as reference value $0.90 (Ninety U.S. cents, legal currency of the United States of America) per share.


EIGHTH. DISINCORPORATION (TRANSFER, ALIENATION) OF RISCO AND ITS RELATION TO THE
  REST OF THE OBLIGATIONS SET FORTH IN THE CONTRACT.

  The real property known as EL RISCO shall be included in THE CONTRACT in conformity with the procedures that will be set forth below. Its impact on THE CONTRACT shall be governed by the following terms:

 1. Before June 1, 1997, HGI as trustor and beneficiary shall form a trust with a trustee that it shall designate (hereinafter referred to as "THE RISCO TRUST"). The corpus of this trust shall be

EL RISCO and whatever else HGI considers necessary so that the beneficial interests in THE RISCO TRUST can be acquired by a foreign corporation.

 2. ATSI or its designee shall acquire trust rights in THE RISCO TRUST as transmitted by HGI.

    In exchange for the assignment of its beneficial interest in the RISCO trust for an amount equal to the bank appraisal that shall be obtained before May 31, 1997, HGI shall receive payment from ATSI. This payment shall not exceed $1,063,000 U.S. Dollars (One Million Sixty Three Thousand dollars in the legal currency of the United States of America) an amount which is equal to SISTECOM's total debt to Telefonos de Mexico, S.A. de C.V. ("TELMEX").

    In addition to the above referenced amount, ATSI shall pay the taxes and expenses necessary for the assignment of the trust beneficial interests which shall be: 2% of the Real Property Tax; the Value Added Tax (IVA) on the sale; as well as all notarial fees incurred.

    Any shortfall in meeting the total SISTECOM debt to TELMEX shall be paid to SISTECOM by ATSI under the terms of a Simple Credit Agreement.

    The above referenced consideration that HGI shall receive for assignment of the trust interests shall be delivered to SISTECOM by means of a Simple Credit Agreement, the sum of which together with what is received from ATSI, shall cover the total SISTECOM debt to TELMEX (Copies of the debt instruments are attached as Exhibit ___).

    SISTECOM shall pay off its debt to TELMEX no later than June 30, 1997 in accordance with the contractual obligations it has with said entity.

 3. ATSI shall pay all taxes and expenses of whatever nature that the above-referenced transaction gives rise to but not in excess of $102,000U.S. Dollars (One Hundred Thousand Two dollars in legal currency of the United States of America).

 4. In accordance with that set forth in point 2. of this Clause, HGI shall transfer the total consideration received (in exchange) for the assignment of the beneficial interests in THE RISCO TRUST by means of a simple credit agreement to SISTECOM so that SISTECOM can pay the above referenced debts to TELMEX.

 5. In the event that a discount is obtained for the early payment of the TELMEX debt, this amount shall be divided in equal parts between ATSI or its designee, and Cecilia and Gerardo Monroy Diaz. The manner of distributing such discount shall be based on an allocation in the form of salaries and wages to Cecilia Monroy Diaz and Gerardo Monroy Diaz, or whoever they designate.

 6. From the time of the execution of the CONTRACT and until such time as the beneficial trust interests of THE RISCO TRUST are transferred to Gerardo Luis Monroy Solorzano, he shall waive all rights he may have as a lessee under the Civil Codes of the respective states, however, he may reside at EL RISCO.

 7. In the event that after having transferred the beneficial interests in the trust to ATSI or its designee, the SHAREHOLDERS do not voluntarily comply with the necessary legal and material acts of the CONTRACT, the SHAREHOLDERS shall be obligated to transfer 22.5% of the shares of SISTECOM to ATSI in exchange for ATSI's transfer of its beneficial interests in THE RISCO TRUST to its tenant.


NINTH. THE EFFECTS OF THE VALUE OF THE REAL PROPERTY IDENTIFIED AS EL ANCLA.

 1. THE PARTIES agree that the value assigned to the real property known as "EL ANCLA" is $500,000.00 (Five Hundred Thousand U.S. Dollars, legal currency of the United States of America).

 2. It is agreed that if at the time of the transfer to a third party there is a difference in the value previously designated, be it less or more, it shall be divided in equal parts between the PARTIES.

 3. If the difference in the value is negative, such a difference shall be applied in accordance with the prior point in a quantity equivalent to the number of ATSI shares.


TENTH. PURCHASE OF INGECOMP ASSETS.

 1. The assets of INGECOMP shall also be included in the CONTRACT so that INGECOMP will make payment to SISTECOM in accordance with the debt that it owes it. In the event that this cannot be done, INGECOMP and SISTECOM will implement another mechanism that will give same legal and accounting result. (After the execution of this CONTRACT and in conformity with the PARTIES of this CONTRACT, attached as Exhibit _____ is a copy of the schedule of assets and liabilities of INGECOMP.)

 2. Despite that which is mentioned in the prior point, in the event that the assets of INGECOMP are less than the debt that is owed to SISTECOM, this situation shall not affect the number of ATSI shares to be acquired by Cecilia and Gerardo Monroy Diaz.

 3. Besides the transfer of the INGECOMP assets to SISTECOM, INGECOMP shall make its best effort so that all contractual rights to which it is a party shall be transferred or assigned to ATSI, such as the lease agreement, the employees, and the cross border agreements with telephone carriers.


ELEVENTH. MERGER OF RHA AND SISTECOM.

 1. THE SHAREHOLDERS of RHA and SISTECOM agree to perform the following during the term of this CONTRACT, all corporate acts necessary for the merger of the corporation in which SISTECOM will be the one merging and RHA will be the one merged.

 2. Even though THE SHAREHOLDERS may have performed all legal, material and necessary acts for the merger, this CONTRACT will not be deemed incomplete (breached) if THE SHAREHOLDERS have not met all the registration requirements in conformity of Article 222 of the General Law of Mercantile Corporations, but will present proof of having filed with the Registry by July 31, 1997.


TWELFTH. FORMATION OF THE NEW CORPORATION FOR THE ADMINISTRATION OF HUMAN
  RESOURCES.

 1. SISTECOM, through its legal representatives and in conformity with the Mexican laws on the subject, shall form a new corporation (sociedad anonima de capital variable) that shall have as its principal purpose the administration of human resources in conformity with those legal and material acts agreed to in the CONTRACT. THE SHAREHOLDERS of the shares of the new corporation shall be SISTECOM and ATSI or its designee (for) only one share.

 2. Once the new corporation is formed, all of the employees of IH at the time of such incorporation, shall be transferred to the new corporation, which will operate as the "substitute employer" so that in such manner IH will be the substituted corporation and the new corporation shall be the one substituting. Based on the prior statement, and in conformity with the applicable labor and social security laws it shall be understood that it will not be necessary to liquidate the personnel of IH.

 3. In accordance with the Seventh Clause of the CONTRACT, SISTECOM shall execute a contract with IH for several liability for the performance of all of the existing tax obligations commencing on May 1, 1997.

 4. When ATSI so determines, SISTECOM and ATSI's designee, both in their capacities as shareholders of the new corporation shall transfer 100% of those shares to ATSI or its designee.


THIRTEENTH. LEASE AGREEMENTS.

 1. THE SHAREHOLDERS, HGI, INGECOMP and SISTECOM acknowledge that they have various lease agreements throughout the Republic of Mexico for the purpose of providing SISTECOM's service. (The list of leased properties is attached as Exhibit _____).

 2. THE SHAREHOLDERS, HGI, INGECOMP and SISTECOM agree to exert their best efforts to have signed those contracts which are not signed, and to renew those that expire before July 31, 1997. In the case of the real property in the United States of America that obligation shall rest with INGECOMP.

 3. However, if after making diligent efforts to bring about such changes, the landlords refuse to do so, it will not be considered as a breach of the CONTRACT and in no case shall the conventional penalty or any other type of damage or harm be levied.


FOURTEENTH. INTEGRATION OF THE BOARD OF DIRECTORS OF ATSI DELAWARE.

  If a vacancy occurs on the above-referenced Board of Directors known as ATSI DELAWARE, consisting of five (5) directors, Arthur Smith, so long as he is Chairman of the Board, agrees to nominate Wilfrido Gonzalez Balboa (as a candidate) for the approval of the Executive Committee, the Board of Directors, and the shareholders.

FIFTEENTH. TERMS OF EXECUTION FOR THE MATERIALS AND LEGAL ACTS NECESSARY TO EFFECT PERFORMANCE OF THE CONTRACT.

 1. In addition to those acts that will be executed at the time of signing of the CONTRACT, and for the purpose of assigning a time for performance of each one of the material and legal acts, in the present Clause we include a framework of suggested completion dates, acts to be performed but in no case does it create additional obligations in the CONTRACT.

 2. However, the parties to THE CONTRACT shall be able to mutually modify the dates without any formality, as allowed, keeping in mind that THE CONTRACT expires on July 31, 1997.

 3. The framework referred to in point 1. above is:


    Term Act to be Performed Clause

    July 1 Execute THE RISCO TRUST AGREEMENT and necessary Fifth and Eighth meetings to conform the new Boards of Directors of SISTECOM, RHA, HGI.


    July 7 Payment of the debt to TELMEX. Formation of a new human Eighth, Tenth, resources corporation. Hold meetings and executed merger Eleventh, Twelfth contract for SISTECOM-RHA, as well as its registration in the and Thirteenth Public Registry of Commerce. Make payment for the assets of INGECOMP. Change lease agreements. Pay debts of IH.

    July 31 Performance of all obligations in the CONTRACT. General



SIXTEENTH. DEFECTS IN CONSENT.

THE PARTIES acknowledge that in THE CONTRACT there is no error, fraud, violence, bad faith, harm, or other cause that may invalidate it; and THE PARTIES renounce their right to invoke them (defenses) and the statute of limitations to invoke them.


SEVENTEENTH. CONGRUENCE BETWEEN THE CONTRACT AND THE ACTS DERIVED FROM IT.

All of the material and legal acts that must be performed by virtue of THE CONTRACT shall be congruent with the meaning and expected finality of this CONTRACT. Before executing these acts, THE SHAREHOLDERS and SISTECOM, HGI, RHA and INGECOMP may ask for ATSI's opinion, and ATSI may suggest the pertinent changes so long as they adhere to

THE CONTRACT.


EIGHTEENTH. EXHIBITS.

 1. THE PARTIES to THE CONTRACT ratify the content of all the Exhibits referred to in such; same which are incorporated by reference herein.

 2. The following exhibits shall be incorporated into the CONTRACT at the moment of its execution but they shall be delivered by the PARTIES that should present them, but in all cases before the expiration of the term of this CONTRACT. Such exhibits shall be:

NINETEENTH. PENALTY CLAUSE.

THE PARTIES to THE CONTRACT agree that the penalty for grave and intentional nonperformance of one of the Parties shall be $350,000.00 (Three Hundred Fifty Thousand and 00/100 Dollars, United States Currency), as shall be determined in accordance with the procedure provided in the Twentieth Clause.

TWENTIETH. EXPRESS FORFEITURE PACT AND GROUNDS FOR RESCISSION OF THE CONTRACT.

 1. THE CONTRACT shall be rescinded automatically for failure to perform the obligations contained in it or for grounds as described in this Clause, and it will not be necessary to take arbitrary or jurisdictional intervention to effect decision.

 2. THE CONTRACT is central to the material and legal acts that emanate from it for which its resolution will have as a consequence the resolution of those acts.

 3. In addition to termination of THE CONTRACT by its terms, that is, when the performance of all the obligations provided in same; THE CONTRACT shall be determined in the following circumstances:

    Upon expiration of the term in conformity with the Second Clause of THE CONTRACT; Should SISTECOM, HGI, RHA, IH or INGECOMP, ATSI or the issuer of the ATSI SHARES declare bankruptcy or suspension of payment during the term of THE

    CONTRACT;
    By mutual consent of THE PARTIES;
    If the circumstances in the Sixth Clause of THE CONTRACT materialize.

 4. As indicated in the prior Clause, the classification of grave and culpable nonperformance shall be classified in accordance with the procedure provided. The execution of the penalty set forth in the Sixteenth Clause can only be imposed if the required procedure has been performed and the nonperformance confirmed by the competent court.


TWENTY-FIRST. DISPUTE RESOLUTION CLAUSE.

 1. Any litigation controversy or claims arising from or related to this CONTRACT, or the nonperformance, termination or nullification of same, shall be resolved in accordance with the Rules of Arbitration UNCITRAL in existence at the time by the American Association of Arbitration ("AAA").


TWENTY-SECOND. APPLICABLE LAW.

 a) This CONTRACT shall be governed by the applicable law which shall be the Commercial Code of the United Mexican States, as well as special and supplementary Mexican laws as they relate to each of the subject areas regulated by THE CONTRACT. For those transactions that take place in the United States, the applicable law shall be in conformity with that of the jurisdiction.


TWENTY-THIRD. DOMICILE OF THE PARTIES.

 a) ATSI's: 12500 Network Blvd., Suite 407, San Antonio, Texas, United States of America.

 b) SISTECOM's: Av. Mexico 2798, 3er. Piso, Colonia Terranova, Guadalajara, Jalisco, Estados Unidos Mexicanos.

 c) HGI: Av. Mexico 2798, 2(degree) Piso, Colonia Terranova, Guadalajara, Jalisco, Estados Unidos Mexicanos.

 d) INGECOMP:

 e) THE SHAREHOLDERS's:

Cecilia Monroy Diaz:

Gerardo Arturo Monroy Diaz:

Julieta Monroy Diaz:

Miguel Monroy Diaz:

Gerardo Luis Monroy Solorzano:

  Notification shall be given, in writing with return receipt requested, of any change of address no later than the third calendar day after it has occurred.


The entire text of this CONTRACT has been read by THE PARTIES and they are informed of its content, reach and legal consequences, and give their concurrent consent by signing it below and initialing it in multiple copies (six) on the margins of its 13 pages on April 30, 1997, in the City of San Antonio, State of Texas, United States of America.




ATSISISTECOM
  By: Arthur Smith                     By: Wilfrido Gonzalez Balboa




      Gerardo Luis Monroy Solorzano




      Gerardo Monroy Diaz                  Cecilia Monroy Diaz




      Julieta Monroy Diaz                  Miguel Monroy Diaz




               Witness                             Witness